Exhibit 10.2

                        LANDAMERICA FINANCIAL GROUP, INC.
                                    EMPLOYEE
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------

         THIS  AGREEMENT  dated  as of  the  17th  day  of  May,  2000,  between

LandAmerica  Financial Group, Inc., a Virginia corporation (the "Company"),  and

Charles  H.  Foster  (the  "Optionee"),  is made  pursuant  and  subject  to the provisions of the Company's 1991 Stock  Incentive  Plan, as amended from time to time (the "Plan"). All terms used herein that are defined in the Plan shall have the same meanings given them in the Plan.

         1.       Grant  of  Option.  Pursuant  to the  terms of the  Plan,  the

Company,  on May 17,  2000,  granted to the  Optionee,  subject to the terms and conditions of the Plan and subject  further to the terms and  conditions  herein set forth,  the right and option to purchase from the Company all or any part of an  aggregate  of 23,868  shares of the common stock of the Company (the "Common

Stock") at the  option  price of  $20.0625  per  share.  Such  option is to be a

Non-Qualified Stock Option ("Option") exercisable as hereinafter provided.

         2.       Terms and Conditions.  This Option is subject to the following terms and conditions:

                  (a)      Expiration  Date. The Expiration  Date of this Option

is May 17, 2007.

                  (b)      Exercise of Option.  Except as provided in paragraphs

3, 4, 5 and 6 below,  this  Option  shall  become  exercisable  with  respect to twenty-five  percent (25%) of the total number of shares covered by this Option,

as set forth in paragraph 1 above, for each full 12 month period,  up to a total of four (4) such  periods,  that the  Optionee  continues  to be employed by the

Company  after the date of the  granting  of this  Option.  Once this Option has become  exercisable with respect to a particular  number of shares in accordance with the preceding
sentence,  it shall continue to be exercisable with respect to such shares until the earlier of the termination of the Optionee's  rights  hereunder  pursuant to paragraph  3, 4, 5 or 6, or the  Expiration  Date.  A partial  exercise  of this

Option  shall  not  affect  the   Optionee's   right  to  exercise  this  Option

subsequently  with respect to the remaining shares that are exercisable  subject to the conditions of the Plan and this Agreement.

                  (c)      Method of  Exercising  and Payment  for Shares.  This

Option may be exercised only by written notice delivered to the attention of the

Company's Secretary at the Company's principal office in Richmond, Virginia. The written notice shall specify the number of shares being acquired pursuant to the exercise of the Option when such Option is being exercised in part in accordance with  subparagraph  2(b) hereof.  The exercise date shall be the date upon which such notice is received by the  Company.  Such notice  shall be  accompanied  by payment  of the  option  price in full for each  share  either in cash in United

States  Dollars,  or by the  surrender  of shares of  Common  Stock,  or by cash equivalent  acceptable  to the  Company  or any  combination  thereof  having an aggregate fair market value equal to the option price.

                  (d)      Cashless   Exercise.   To  the  extent  permitted  by

applicable  laws and  regulations,  at the request of the Optionee,  the Company will cooperate in a "cashless  exercise" in accordance  with Section 8.05 of the

Plan.

                  (e)      Tax Withholding.  Upon the exercise of this Option or

portion  thereof,  the Company  shall have the right to require the  Optionee to reimburse the Company for any taxes required by any government to be withheld or otherwise  deducted and paid with respect to such  exercise and not complete the exercise of the Option until the Company is so  reimbursed.  At its  discretion,

the  Company  may retain and  withhold by means of cashing out a portion of such

Option, any such taxes required to be withheld by the Company.  In lieu thereof,

the Company



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

shall have the unrestricted  right to withhold,  from any other cash amounts due

(or to become due) from the  Company to the  Optionee,  an amount  equal to such taxes  required to be withheld by the Company to  reimburse  the Company for any such taxes.

                  (f)      Nontransferability.  This  Option is  nontransferable

except,  in the event of the Optionee's death, by will or by the laws of descent and distribution  subject to the terms hereof.  During the Optionee's  lifetime,

this Option may be exercised only by the Optionee.

         3.       Exercise  in the  Event of Death.  This  Option  shall  become exercisable  in full in the event that the Optionee  dies while  employed by the

Company or an affiliate and prior to the Expiration Date of this Option. In that event,  this Option may be exercised by the Optionee's  estate, or the person or persons to whom his rights  under this Option  shall pass by will or the laws of descent and  distribution.  The Optionee's  estate or such persons must exercise this Option,  if at all, within two years of the date of The Optionee's death or during the remainder of the period preceding the Expiration  Date,  whichever is shorter,  but in no event may the Option be exercised prior to the expiration of six (6) months from the date of the grant of the Option.

         4.       Exercise in the Event of Permanent and Total Disability.  This

Option shall be  exercisable  in full if the Optionee  becomes  permanently  and totally disabled (within the meaning of the Company's Long-Term Disability Plan)

while employed by the Company or an affiliate and prior to the  Expiration  Date of this Option.  In such event,  the Optionee must  exercise this Option,  if at all, within two years of the date on which he or she terminates  employment with the Company due to permanent and total disability or during the remainder of the period preceding the Expiration Date,  whichever is shorter, but in no event may the Option be exercised  prior to the expiration of six (6) months from the date of the grant of the Option.



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

         5.       Exercise After Retirement or Other Approved  Circumstance.  In

the event that the Optionee  retires from  employment with the Company or in any other circumstance approved by the Committee in its sole discretion, this Option shall become  exercisable  in full but must be exercised by the Optionee,  if at all, within two years following his retirement  date, in the event of his or her retirement,  or within the period  prescribed by the  Committee,  in an approved circumstance,  or during the remainder of the period  preceding  the  Expiration

Date, whichever is shorter, but in no event may the Option be exercised prior to the expiration of six (6) months from the date of the grant of the Option.

         6.       Exercise After Termination of Employment. In all events, other than those  events  addressed  in  paragraphs  3, 4 and 5, in which the Optionee ceases to be employed by the Company or an affiliate  other than for cause,  the

Optionee may exercise  this  Option,  in whole or in part,  with respect to that number of shares which are exercisable under Paragraph 2 b. above at the time of the  termination  of his or her  employment;  provided  that this Option must be exercised,  if at all,  within ninety (90) days following the date upon which he or she ceases to be  employed  by the  Company or during  the  remainder  of the period preceding the Expiration Date,  whichever is shorter, but in no event may the Option be exercised  prior to the expiration of six (6) months from the date of the grant of the Option.  If the  Optionee's  employment  is  terminated  for cause, his or her right to exercise this Option shall terminate immediately. For

the   purposes  of  this   Agreement,   "cause"   shall  mean  conduct  that  is

unprofessional,  unethical,  immoral or  fraudulent  as  determined  in the sole discretion of the Compensation Committee.

         7.       Fractional  Shares.  Fractional  shares  shall not be issuable hereunder,  and  when  any  provision  hereof  may  entitle  the  Optionee  to a fractional share such fraction shall be disregarded.



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

         8.       No Right to Continued Employment.  This Option does not confer upon the Optionee any right with respect to  continuance  of  employment  by the

Company or an affiliate, nor shall it interfere in any way with the right of the

Company or an affiliate to terminate the Optionee's employment at any time.

         9.       Investment  Representation.  The Optionee agrees that,  unless such shares shall  previously have been  registered  under the Securities Act of

1933,  (a) any shares  purchased by him or her  hereunder  will be purchased for investment  and not with a view to  distribution  or resale,  and (b) until such registration,  certificates  representing  such  shares may bear an  appropriate legend to assure compliance with such Act. This investment  representation shall terminate  when such shares have been  registered  under the  Securities  Act of

1933.

         10.      Change  of  Control  or  Capital  Structure.  Subject  to  any

required  action by the  shareholders  of the  Company,  the number of shares of

Common Stock covered by this Option,  and the price per share thereof,  shall be proportionately  adjusted and its terms shall be adjusted as the Committee shall determine to be equitably required for any increase or decrease in the number of issued and outstanding  shares of Common Stock of the Company resulting from any stock  dividend  (but  only on the  Common  Stock),  stock  split,  subdivision,

combination,  reclassification,  recapitalization or general issuance to holders of Common Stock of rights to purchase  Common Stock at  substantially  below its then fair market  value or any change in the number of such  shares  outstanding effected without receipt of cash or property or labor or services by the Company or for any spin-off,  spin-out,  split-up,  split-off or other  distribution  of assets to shareholders.

         In the event of a Change of Control, the provisions of Section 13.03 of the Plan  shall  apply to this  Option.  In the event of a change in the  Common

Stock of the Company as presently



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

constituted,  which is limited to a change of all of its authorized  shares with par value into the same number of shares  with a different  par value or without par value,  the shares  resulting from any such change shall be deemed to be the

Common Stock within the meaning of the Plan.

         The grant of this  Option  pursuant to the Plan shall not affect in any way the right or power of the  Company to make  adjustments,  reclassifications,

reorganizations  or changes of its capital or business  structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         11.      Governing  Law.  This  Agreement  shall  be  governed  by  and construed  and  enforced  in  accordance  with the laws of the  Commonwealth  of

Virginia, except to the extent that federal law shall be deemed to apply.

         12.      Conflicts. In the event of any conflict between the provisions of the  Plan  as in  effect  on the  date  hereof  and  the  provisions  of this

Agreement, the provisions of the Plan shall govern.

         13.      Optionee  Bound  by Plan.  The  Optionee  hereby  acknowledges receipt  of a copy of the Plan and  agrees  to be  bound  by all the  terms  and provisions thereof.

         14.      Binding Effect. Subject to the limitations stated above and in the Plan,  this Agreement shall be binding upon and insure to the benefit of the legatees,  distributees,  and personal  representatives  of the Optionee and the successors of the Company.

         15.      Counterparts.  This  Agreement  may be executed in one or more counterparts,  each one of which  when so  executed  shall  be  deemed  to be an original,  and all of which taken  together  shall  constitute  one and the same agreement.



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

         IN WITNESS WHEREOF,  the Company has caused this Agreement to be signed by a duly authorized officer,  and the Optionee has affixed his or her signature hereto, as of the date and year first above written.

OPTIONEE:                                    LANDAMERICA FINANCIAL GROUP,
                                             INC.



/s/ Charles H. Foster                        By: /s/ John M. Carter
-------------------------------                  -------------------------------
Charles H. Foster
                                             Title:  EVP
                                                    ----------------------------














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